Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
26.	SUBSEQUENT EVENT
In January 2025, Yixing Manxian, Manyun Cold Chain, and their respective shareholders entered into amended and restated contractual arrangements as a result of the changes in the ownership structure of Yixing Manxian and Manyun Cold Chain. Apart from this, there have been no other changes to the VIE structure.
In January 2025
, the Group purchased
additional
convertible note issued by Plus (CN), with the amount of US$16 million, which is entitled to certain redemption rights and conversion rights on or before the maturity date
. Interest shall accrue at a rate of twelve percent (12
%)
per annum, compounded annually since after the date of the issuance, unless converted into preferred shares, the principal and accrued interest shall be due and payable on
May 12, 2026
.
In March 2025, upon review of the Company’s results of operations, business development plan, capital requirements, and cash position, the Company’s board of directors (the “Board”) has approved a 2025 semi-annual cash dividend policy, pursuant to which the Board intends to declare and distribute a cash dividend semi-annually. The total cash dividend for 2025 is expected to be approximately US$200 million. The determination to make dividend distributions and the exact amount of such distributions in any particular semi-annual period will be made at the discretion of the Board based upon the Company’s operations and earnings, cash flow, financial condition, and other relevant factors, and subject to adjustment and determination by the Board.
The Board has also approved a 2025 semi-annual cash dividend of US$0.0048 per ordinary share, or US$0.0960 per American depositary share (the “ADS”), payable on or around April 18, 2025, to holders of record of the Company’s ordinary shares at the close of business on April 7, 2025. The aggregate amount of the dividend is expected to be approximately US$100 million.
In March 2025, the Board approved a further extension of the term of the share repurchase program such that the Company may repurchase up to US$200 million of its ADSs and/or ordinary shares through March 12, 2026.